                                                                   EXHIBIT 10.31


                          REGISTRATION RIGHTS AGREEMENT

                  This Agreement (this "Agreement") is made and entered into as of July 31, 1996, by and between Allegro New Media, Inc., a Delaware corporation (the "Company"), and each of the persons or entities executing this Agreement (collectively referred to herein as the "Holders").

                  The parties hereby agree as follows:

                  1.       Definitions.

                          (a) Registerable Securities. The terms "Registerable
Securities" and "Restricted Securities" shall mean the Company's common stock, par value $.001 per share (the "Common Stock"), which is acquired by the Holders pursuant to the terms of the Stock Purchase Agreement (the "Stock Purchase Agreement") dated the date hereof by and among the Company, Serif, Inc., a Delaware corporation, Serif (Europe) Limited, an English company and the Holders, including in each case any shares received in connection with any stock split, stock divided, recapitalization, reclassification or other distribution payable or issuable in shares of Common Stock.

                          (b) Restricted Securities. For the purposes of this
Agreement, shares will cease to be Restricted Securities when (i) a registration statement covering such Restricted Securities has been declared effective and they have been disposed of pursuant to such effective registration statement, or
(ii) they are distributed to the public under the Securities Act of 1933, as amended (the "Securities Act"), or (iii) they have been otherwise transferred and the Company, in accordance with applicable law and regulations, has delivered new certificates or other evidences of ownership for them not subject to any stop transfer order or other restriction on transfer.

                          (c) Registerable Securities. As to any particular
shares, such shares will cease to be Registerable Securities when they cease to be Restricted Securities.

                          (d) Stockholders Representative. For purposes of this
Agreement, Gwyn Jones.

                  2.       Piggy-Back Registration.

                          At any time, if the Company proposes to file a
registration statement under the Securities Act with respect to an offering by the Company of any class of equity security similar to any Registerable Securities (other than a registration statement on Form S-4 or S-8 or any successor form or a registration statement filed solely in connection with an exchange offer, a business combination transaction or an offering of securities solely to the existing stockholders or employees of the Company), then the Company shall give written notice of such proposed filing to the Stockholders Representative at least 15 days before the anticipated filing date, and such notice shall offer such holders the opportunity to register such aggregate number of Registerable Securities as each such holder may request. The Company shall use diligent efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit, within 25 days of the giving of the written notice provided for in the immediately preceding sentence, the holders of Registerable Securities requested to be included in the registration to include such securities in such underwritten offering on the same terms and conditions as any similar securities of the Company included therein. Notwithstanding anything to the contrary in the foregoing, if the managing underwriter or underwriters of such offering delivers a written opinion (or, in the case of an offering not being underwritten, the Company, a resolution of its Board of Directors certified by the President of the Company) to the Stockholders Representative that the total amount and kind of securities which they, the Company and any other person intend to include in such offering is such as to materially and adversely affect the success of such offering, then the amount of securities to be offered for the accounts of holders of Registerable Securities and persons other than the Company shall be eliminated or reduced pro rata (based on the amount of securities owned which carry registration rights) to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter or underwriters in its written opinion (or the Board of Directors in its resolution).

                  3.       Demand Registration.

                           (a) Right to Demand. Subject to Section 3(b) hereof,
at any time after December 7, 1996, and not earlier than 60 days after the effective date of a registration statement in connection with which the holders of Registrable Securities shall have had the number of Registrable Securities subject thereto eliminated or reduced pursuant to the terms of Section 2, the Initiating Holders (as defined below) may make a written request to the Company for registration under the Securities Act of all or part of their Registerable Securities (a "Demand Registration"). Within 10 days after receipt of such request, the Company will deliver a written notice (the "Notice") of such registration request to all holders of Registerable Securities. The Company will include in such registration all Registerable Securities with respect to which the Company has received written requests for inclusion therein within 15 business days after the receipt by the applicable holder of the Notice. All requests made pursuant to this Section 3(a) will specify the aggregate amount of the Registerable Securities to be registered and will also specify the intended methods of disposition thereof.

                           (b) Number of Demand Registrations. The holders of
Registerable Securities shall be entitled, in the aggregate, to one Demand Registration, the Registration Expenses of which shall be borne by the Company. The "Initiating Holders" with respect to this Demand Registration shall mean the Stockholders Representative. The Company shall not be deemed to have effected a Demand Registration unless and until such Demand Registration is declared effective.

                           (c) Priority on Demand Registrations. If a Demand
Registration is being underwritten and if the managing underwriter or underwriters of such Demand Registration (or, in the case of a Demand Registration not being underwritten, holders of a majority of the Registerable


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Securities sought to be registered therein) advise the Company in writing that in their opinion the number of securities proposed to be sold in such Demand Registration exceeds the number which can be sold in such offering, the Company will include in such registration only the number of securities that, in the opinion of such managing underwriter or underwriters (or holders of Registrable Securities, as the case may be), can be sold, selected pro rata (based on the amount of securities owned which carry registration rights) among the holders of Registrable Securities which have requested to be included in such Demand Registration.

                           (d) Selection of Underwriters. If any Demand
Registration is an underwritten offering, the Company will select a managing underwriter or underwriters to administer the offering, which managing underwriter or underwriters shall be reasonably satisfactory to the holders of a majority of the Registerable Securities to be included in such Demand Registration.

                           (e) Notwithstanding anything in the foregoing Section
3 to the contrary, the Company shall not be obligated to effect a Demand Registration at any time when the Company, in the good faith judgment of its Board of Directors, reasonably believes that the filing thereof at the time requested, or the offering of securities pursuant thereto, would be detrimental to the interests of Company or its shareholders. The effectuation of a Demand Registration cannot be suspended, pursuant to the provisions of the preceding sentence, for more than 90 days after the date of the Board's determination referenced in the preceding sentence.

                  4.       Registration Procedures.

                           The Company will, in connection with any registration
pursuant to Section 3 or 4 in which sellers of Registerable Securities are included, as expeditiously as possible:

                           (a) prepare and file with the Securities and Exchange
Commission (the "Commission") a registration statement on any appropriate form under the Securities Act, which form shall be available for the sale of Registerable Securities in accordance with the intended method or methods of distribution thereof, and use its best efforts to cause such registration statement to become effective; provided that at least three business days before filing with the Commission a registration statement or prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of any registration statement, the Company will furnish to the Stockholders Representative draft copies of such registration statement, and, upon the request of any seller of Registerable Securities, shall continue to provide such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as the Stockholders Representative may reasonably request in order to facilitate the disposition of the Registerable Securities owned by the Holders and to change the registration statement as it relates to any seller as reasonably requested by the Stockholders Representative on a timely basis, and to reasonably consider other changes to the registration statement (but not including any document incorporated therein by reference) reasonably requested by the Stockholders Representative on a timely basis, in light of the requirements of the Securities Act and any other applicable laws and


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regulations; and provided, further, that as to documents incorporated by reference, the Company shall provide documents incorporated by reference promptly upon request after the filing of such documents;

                           (b) prepare and file with the Commission such
amendments and post-effective amendments to a registration statement as may be necessary to keep such registration statement effective for up to 9 months; and cause the related prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed to the extent required pursuant to Rule 424 under the Securities Act, during such 9 month period; and otherwise comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement or supplement to such prospectus;

                           (c) notify the Stockholders Representative and the
managing underwriters, if any, promptly, and confirm such advice in writing, (1) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a registration statement or any post-effective amendment, when the same has become effective, (2) of any request by the Commission for amendments or supplements to a registration statement or related prospectus or for additional information, (3) of the issuance by the Commission of any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose, (4) if at any time the representations and warranties of the Company contemplated by paragraph (j) below cease to be true and correct, (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registerable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (6) of the happening of any event which makes any statement made in any registration statement, the prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in any registration statement or prospectus so that they will not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                           (d) make diligent efforts to obtain the withdrawal of
any order suspending the effectiveness of a registration statement at the earliest possible moment and to prevent the entry of such an order;

                           (e) use diligent efforts to register or qualify such
Registerable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests in writing and do any and all other acts and things which may be necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registerable Securities owned by such seller; provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (e), (ii) subject itself to taxation in any such jurisdiction or (iii) take any action which would subject it to general service of process in any such jurisdiction;


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                           (f) make available for inspection by the Stockholders
Representative, any underwriter participating in any disposition pursuant to such registration statement, and any attorney or accountant retained by any such seller or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility (or establish a due diligence defense), and cause the officers, directors and employees of the Company to supply all information reasonably requested by any such Inspector in connection with such registration statement. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (ii) the disclosure of such Records is required by any applicable law or regulation or any governmental regulatory body with jurisdiction over any holder of Registerable Securities. Each seller of Registerable Securities agrees that it will, upon learning the disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

                           (g) cooperate with the selling holders of
Registerable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registerable Securities to be sold and not bearing any restrictive legends and enable such Registerable Securities to be in such denominations and registered in such names as the selling holders of Registerable Securities or any managing underwriters may request at least two business days prior to any sale of Registerable Securities;

                           (h) comply with all applicable rules and regulations
of the Commission and promptly make generally available to its security holders an earnings statement covering a period of twelve months, (1) in an underwritten offering, commencing at the end of any fiscal quarter in which Registerable Securities are sold to underwriters, or (2) in a non-underwritten offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the registration statement, which earnings statement in each case shall satisfy the provisions of Section 11(a) of the Securities Act;

                           (i) provide a CUSIP number for all Registerable
Securities, not later than the effective date of the registration statement relating to the first public offering of Registerable Securities of the Company pursuant hereto;

                           (j) enter into such customary agreements (including
an underwriting agreement in customary form) and take all such other actions reasonably requested by the Stockholders Representative or the managing underwriter or underwriters in order to expedite or facilitate the disposition of such Registerable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration (1) make such representations and warranties, if any, to any underwriters with respect to the registration statement, prospectus and documents incorporated by reference, if any, in form,


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substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested, (2) obtain opinions of counsel to the Company and updates thereof addressed to the underwriters, if any, with respect to the registration statement, prospectus and documents incorporated by reference, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such holders and underwriters, (3) obtain a "cold comfort" letter and updates thereof from the Company's independent certified public accountants addressed to the underwriters, if any, which letters shall be in customary form and cover matters of the type customarily covered in "cold comfort" letters by accountants in connection with underwritten offerings, and (4) the Company shall deliver such documents and certificates as may be reasonably requested by the Stockholders Representative and the managing underwriters, if any, to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The above shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder; and

                           (k) if requested by the Stockholders Representative
use its best efforts to cause all Registerable Securities which are included in such registration statement to be listed, subject to notice of issuance, by the date of the first sale of Registerable Securities pursuant to such registration statement, on each securities exchange, if any, on which the Company's Common Stock is then listed.

                           The Company may require each seller of Registerable
Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing.

                           Each Holder agrees, and each other holder of
Registerable Securities will be required, in its request to register securities pursuant to this Agreement, to agree, that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(c)(2), 4(c)(3), 4(c)(5) or 4(c)(6) hereof, such holder will forthwith discontinue disposition of Registerable Securities pursuant to the registration statement covering such Registerable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 4(c)(1) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the applicable prospectus may be resumed, and until it has received copies of any additional or supplemental filings which are incorporated by reference in such prospectus, and, if so directed by the Company, such holder will deliver to the Company (at the expense of the Company) all copies, other than permanent file copies then in such holder's possession, of the prospectus covering such Registerable Securities current at the time of receipt of such notice.

                  5.       Registration Expenses.

                           All expenses incident to the performance of or
compliance with this Agreement by the Company, including, without limitation, all registration and filing fees of the Commission, the National Association of Securities Dealers Inc. and other agencies, fees and


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expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registerable Securities), rating agency fees, printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with the listing, if any, of the securities to be registered on any securities exchange and fees and disbursements of counsel for the Company and the Company's independent certified public accountants (including the expenses of any special audit or "cold comfort" letters required by or incident to such performance), securities acts liability insurance (if the Company elects to obtain such insurance), the fees and expenses of any special experts retained by the company in connection with such registration, and the fees and expenses of any other person retained by the company (but not including any underwriting discounts or commissions attributable to the sale of Registerable Securities or other out-of-pocket expenses of the holders of Registerable Securities (or the agents who act on their behalf) unless reimbursement is specifically approved by the Company) will be borne by the Company. All such expenses are herein called "Registration Expenses". Notwithstanding the foregoing, the Company shall not be required to pay for any Registration Expenses of any Demand Registration if such registration request is subsequently withdrawn at the request of the Stockholders Representative or the holders of a majority of the Registerable Securities to be registered (in which case all holders which requested the withdrawal of the registration request shall bear such expenses pro rata).

                  6.       Indemnification; Contribution.

                           (a) Indemnification by the Company. The Company
agrees to indemnify and hold harmless, to the full extent permitted by law, each holder of Registerable Securities, its officers and directors and each person who controls such holder (within the meaning of the Securities Act), and any agent thereof against all losses, claims, damages, liabilities and expenses incurred by such party pursuant to any actual or threatened suit, action, proceeding or investigation (including reasonable expenses of investigation) arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, except insofar as the same arise out of or are based upon, any such untrue statement or omission based upon information with respect to such holder furnished in writing to the Company by such holder expressly for use therein.

                           (b) Indemnification by Holder of Registerable
Securities. In connection with any registration statement in which a holder of Registerable Securities is participating, each such holder will be required to furnish to the Company in writing such information with respect to such holder as the Company reasonably requests for use in connection with any such registration statement or prospectus, and each Purchaser agrees to the extent it is such a holder, and each other such holder will be required to agree, to indemnify, to the full extent permitted by law, the Company, the directors and officers of the Company and each person who controls the Company (within the meaning of the Securities Act) and any agent thereof, against any losses, claims, damages, liabilities


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and expenses (including reasonable attorney's fees and expenses of investigation) incurred by such party pursuant to any actual or threatened suit, action, proceeding or investigation arising out of or based upon any untrue or alleged untrue statement of a material fact or any omission or alleged omission of a material fact necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they are made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is based upon information relating to such holder furnished in writing to the Company expressly for use therein.

                           (c) Conduct of Indemnification Proceedings. Promptly
after receipt by an indemnified party under this Section 6 of written notice of the commencement of any action, proceeding, suit or investigation or threat thereof made in writing for which such indemnified party may claim indemnification or contribution pursuant to this Agreement, such indemnified party shall notify in writing the indemnifying party of such commencement or threat; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party (x) hereunder, unless the indemnifying party is actually prejudiced thereby or (y) otherwise than under this Section 6. In case any such action, suit or proceeding shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and the indemnifying party shall assume the defense thereof, with counsel reasonably satisfactory to the indemnified party and the payment of all expenses. The indemnified party shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses, (ii) the indemnifying party shall have failed to assume the defense of such action, suit or proceeding or to employ counsel reasonably satisfactory to the indemnified party therein or to pay all expenses or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the indemnifying party and the indemnifying party and the indemnifying party shall have been advised by counsel that there may be one or more legal defenses available to the indemnified party which are different from or additional to those available to the indemnifying party and which may result in a conflict between the indemnifying party and such indemnified party (in which case, if the indemnified party notifies the indemnifying party in writing that the indemnified party elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of the indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys at any time for the indemnified party, which firm shall be designated in writing by the indemnified party).

                           (d) Contribution. If the indemnification provided for
in this Section 6 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such


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
indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other but also the relative fault of the indemnifying party and indemnified party as well as any other relevant equitable considerations. The relative fault of such indemnifying party and the indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitation set forth in Section 6(e), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                           The parties hereto agree that it would not be just
and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in clauses (i) and (ii) of the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                           (e) Limitation. Anything to the contrary contained in
this Section 6 or in Section 11 hereof notwithstanding, no holder of Registerable Securities shall be liable for indemnification and contribution payments aggregating an amount in excess of the maximum amount received by such holder in connection with any sale of Registerable Securities as contemplated herein.

                  7.       Participation in Underwritten Registrations.

                           No holder of Registerable Securities may participate
in any underwritten registration hereunder unless such holder (a) agrees to sell such holder's securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and to comply with Rules 10b-6 and 10b-7 under the Exchange Act, and (b) completes and executes all questionnaires, appropriate and limited powers of attorney, escrow agreements, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangement.

                  8.       Additional Provisions.

                           (a) Amendments and Waivers. Except as otherwise
provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or


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
consents to departures from the provisions hereof may not be given without the written consent of the Company and the Holders.

                           (b) Notices. All communications under this Agreement
shall be sufficiently given if delivered by hand or by overnight courier or mailed by registered or certified mail, postage prepaid, addressed,

                           (1)      if to the Company, to:

                                    Allegro New Media, Inc.
                                    16 Passaic Avenue, #6
                                    Fairfield, New Jersey  070042
                                    Attention: Mr. Barry A. Cinnamon

                                    with a copy to:

                                    Blau, Kramer, Wactlar & Lieberman, P.C.
                                    100 Jericho Quadrangle
                                    Jericho, New York  11753
                                    Attention:  Neil M. Kaufman, Esq.

                           (2)      if to the Holders,
                                     to:

                                    Mr. Gwyn Jones
                                    Serif (Europe) Limited
                                    Sterling House
                                    1 Loughborough Road
                                    West Bridgford
                                    Nottingham
                                    England NG 7LJ

                           or, in the case of the Holders, at such other address
as such Purchaser shall have furnished in writing to the Company; or, in the case of the Company, at such other address as the Company shall have furnished in writing to each Purchaser.

                           (c) Successors and Assigns; Holders as Beneficiaries.
This Agreement shall inure to the benefit of and be binding upon the parties and their respective successors and assigns, and the agreements of the Company herein shall inure to the benefit of all holders of Registerable Securities and their respective successors and assigns. Nothing in this Agreement shall be deemed to impose on any of the Holders any obligations to or in respect of any other holder of Registerable Securities.



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
                           (d) Counterparts. This Agreement may be executed in
any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                           (e) Headings. The headings in this Agreement are for
convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                           (f) Governing Law. This Agreement shall be governed
by and construed in accordance with the laws of the State of New York without regard to the conflicts of laws principles thereof.

                           (g) Severability; Specific Enforcement. In the event
that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal, or unenforceable in any respect of any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the Holders, the Company and the holders of Registerable Securities shall be enforceable to the fullest extent permitted by law. Each of the Holders and the Company acknowledges that the other party would not have an adequate remedy at law for money damages in the event that any of the covenants or agreements of the other party in this Agreement were not performed in accordance with its terms and therefore agrees that the other party shall be entitled to specific enforcement of such covenants or agreements and to injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

                           (h) Entire Agreement; Survival; Termination. This
Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Stock Purchase Agreement supersede all prior agreements and understandings between the parties with respect to such subject matter.


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
                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                       ALLEGRO NEW MEDIA, INC.


                                       By: /s/ Barry A.  Cinnamon
                                           -------------------------------
                                               Barry A. Cinnamon
                                               President


                                       HOLDERS:


                                       /s/ Gwyn Jones
                                       ----------------------------------
                                       Gwyn Jones, individually and
                                       as Stockholders Representative


                                       /s/ By Gwyn Jones, Attorney-in-Fact
                                       ----------------------------------
                                       James Bryce


                                       /s/ By Gwyn Jones, Attorney-in-Fact
                                       ----------------------------------
                                       Peter Beedham


                                       /s/ By Gwyn Jones, Attorney-in-Fact
                                       ----------------------------------
                                       Norman Alexander


                                       /s/ By Gwyn Jones, Attorney-in-Fact
                                       ----------------------------------
                                       Ralf Mellor


                                       /s/ By Gwyn Jones, Attorney-in-Fact
                                       ----------------------------------
                                       Esprit Automations


                                       /s/ By Gwyn Jones, Attorney-in-Fact
                                       ----------------------------------
                                       Mark Gee

                                       /s/ By Gwyn Jones, Attorney-in-Fact
                                       ----------------------------------
                                       Robert O'Mara


                                       /s/ By Gwyn Jones, Attorney-in-Fact
                                       ----------------------------------
                                       Darren Darvill


                                       /s/ By Gwyn Jones, Attorney-in-Fact
                                       ----------------------------------
                                       Mark Ramsey


                                       /s/ By Gwyn Jones, Attorney-in-Fact
                                       ----------------------------------
                                       Mark Daintree


                                       /s/ By Gwyn Jones, Attorney-in-Fact
                                       ----------------------------------
                                       David Brailsford


                                       /s/ By Gwyn Jones, Attorney-in-Fact
                                       ----------------------------------
                                       David Harris


                                       /s/ By Gwyn Jones, Attorney-in-Fact
                                       ----------------------------------
                                       Ingrid Regen


                                       ----------------------------------
                                       Michael LaRocque


                                       ----------------------------------
                                       Joseph Ossai


                                       ----------------------------------
                                       Leo Belodeau


                                       ----------------------------------
                                       Michael Clough

                                       ----------------------------------
                                       John L.  Jackson, Jr.


                                       ----------------------------------
                                       David Gareth Howe